Exhibit 99.1

Andatee Provides Certain Operational and Regulatory/Compliance Updates

The Nasdaq Listing Hearing for Non-payment of Fees Mooted; Provides Operational and
Filing Timeline Updates; Executes a Letter of Intent with Three Pillars PetroChem

May 12, 2015, Dalian, Liaoning Province, China - Andatee China Marine Fuel Services Corporation (NASDAQ: AMCF) (the “Company”), today announced that the previously scheduled Nasdaq listing hearing was cancelled (mooted) following the Company’s payment of the outstanding Nasdaq fees. As previously disclosed in the Company’s public filings, on April 21, 2015, the Company received a continued listing deficiency notification from the Nasdaq Stock Market (“Nasdaq”) relating to the Company’s non-payment of certain Nasdaq listing fees. Following the receipt of the foregoing notification, the Company (i) requested a hearing before Nasdaq Listing Qualifications Panel (which request was granted with May 28, 2015 as the hearing date set by the Nasdaq Listing Qualifications Hearings (the “Nasdaq Hearings”)), and (ii) remitted all outstanding Nasdaq fees. On May 6, 2015, following the Company’s payment of the outstanding Nasdaq fees, the Company received a letter from Nasdaq Office of General Counsel indicating the Nasdaq Hearing has been cancelled (mooted) and that the Company’s stock will continue to be listed and trade on The Nasdaq Stock Market. The Company remains out of compliance with Nasdaq continued listing requirements as a result of its failure to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

Operational Updates and PetroChem Letter of Intent

On April 28, 2015, the executive management of the Company informed the Board of Directors of the Company (the “Board”) that commencing in January 2015 the Company was forced to substantially curtail and eventually to cease its oil blending/reselling business operations. The cessation of the oil blending/reselling operations resulted from adverse market conditions in the petroleum products markets in China that caused the Company to operate at negative margins, thus rendering this line of business unprofitable in the short term. It is currently unclear when and whether market conditions will stabilize and when and whether the Company will reinitiate its oil blending/reselling business operations. The Company has commenced efforts to diversify into new lines of business to offset the loss of oil blending/reselling revenue. There is no assurance that such efforts will be successful; or that the Company will remain economically viable in the future. The shift in the profitability of the Company’s oil blending/reselling business operations was exacerbated by a significant change in the commercial credit environment in China during the same period. Generally, commercial loan arrangements in China have a one year term, which, in turn, requires frequent renegotiations of credit with lenders. Following a substantial tightening of credit in China, the Company’s experienced difficulty in renegotiating its commercial loan facilities, which matured in March of 2015, leaving the Company without the adequate liquidity to operate its business. The Company also has been seeking alternative sources of financing. The Company can provide no assurance that it will be successful in its efforts to obtain debt facilities adequate to fund the Company’s operations; or that, if and to the extent any new debt facilities become available to the Company that they will be on the terms favorable to the Company. It is the Company’s expectation that its first fiscal quarter of 2015 revenues will be materially adversely affected by the foregoing business and operational developments.

On April 29, 2015, the Company entered into a non-binding letter of intent with Three Pillars PetroChem (“TPP”). TPP, on behalf of the Company, will identify and negotiate business development opportunities investments in energy assets globally. TPP will identify suppliers for energy products and the related trade funding solutions to facilitate the procurement of such energy products that feed into the Company’s existing sales and distribution channels. Mr. Wang Hao, Chairman and Chief Executive Officer of the Company, stated: “We are looking forward to working with TPP. We understand that TPP brings industry expertise and relationships to complement the Company’s current plan to expand by means of sourcing products upstream in the value chain. The Company believes that partnering with TPP will advance the Company’s plan to fully leverage its sales network.”

Completion of the 2014 Audit and Annual Report on Form 10-K Filing Updates

Finally, the Company provides an update to the previously disclosed expected timeline for the completion of the 2014 audit and filing of the 2014 Annual Report. The Company and its independent auditors have reassessed the previously announced timeline and, while they are working diligently to finish the 2014 audit and file the Annual Report as soon as possible, they determined that at this time the timing of the completion of the audit and 10-K filing cannot be stated with certainty.

About Andatee China Marine Fuel Services Corporation

Andatee China Marine Fuel Services Corporation, through its subsidiaries, engages in the production, storage, distribution, and trading of blended marine fuel oil for cargo and fishing vessels in the People’s Republic of China. The Company is based in Dalian, PRC.

Safe Harbor Relating to the Forward Looking Statements

Statements contained in this press release not relating to historical facts are forward-looking statements that are intended to fall within the safe harbor rule under the Private Securities Litigation Reform Act of 1995. All forward-looking statements included herein are based upon information available to the Company as of the date hereof and, except as is expressly required by the federal securities laws, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, changed circumstances or future events or for any other reason. To the extent that any statements made here are not historical, these statements are essentially forward-looking. The Company uses words and phrases such as "guidance," "forecasted," "projects," "is expected," "remain confident," "will" and/or similar expressions to identify forward-looking statements in this press release. Undue reliance should not be placed on forward-looking information. The Company may also make written or oral forward-looking statements in its periodic reports filed with the U.S. Securities and Exchange Commission and other written materials and in oral statements made by its officers, directors or employees to third parties. These statements are subject to risks and uncertainties that cannot be predicted or quantified and, consequently, actual results may differ materially from those expressed or implied by these forward-looking statements. Such risk factors include, without limitation, the Company’s ability to prepare and submit a plan of compliance with Nasdaq listing deficiency(ies) to Nasdaq’s staff’s satisfaction, which, in turn, would result in the Company’s being granted certain additional time to execute upon such plan; the Company’s ability to complete the 2014 audit and file the 2014 Annual Report on Form 10-K within the prescribed timeframe; the Company’s ability to execute upon its current business plan; the Company’s ability to complete TPP’s engagement on terms mutually agreeable to both parties to pursue and successfully complete any opportunities that may present itself through it its engagement of TPP; its ability to maintain listing of its securities on Nasdaq; the Company’s ability to properly execute our business model; risks relating to overall economic and oil price stability; the Company’s ability to address price and demand volatility, to counter weather and seasonal fluctuations, to attract and retain management and operational personnel, potential volatility in future earnings, fluctuations in the Company's operating results, to expand geographically into new markets and successfully integrate future acquisitions, to integrate and capitalize on the recent acquisitions, to comply with PRC governmental decisions and regulations, and other existing and future competition risks that the Company is/will be facing. Additional risks that could affect our future operating results are more fully described in our U.S. Securities and Exchange Commission filings, including our Annual Report on Form 10-K for the year ended December 31, 2013, filed with the SEC and other subsequent filings. These filings are available at http://www.sec.gov. The Company may, from time to time, make additional written and oral forward-looking statements, including statements contained in our filings with the SEC and our reports to shareholders. We do not undertake to update any forward-looking statements that may be made from time to time by or on our behalf.